Exhibit 10.2

CONFIDENTIAL TREATMENT REQUESTED	Execution Version

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, this “Security Agreement”), is made by NATERA, INC., a Delaware corporation (the “Borrower”), NATERA INTERNATIONAL, INC., a Delaware corporation and NSTX, INC. a Delaware corporation (together with the Borrower and with any other entity that may become a party hereto as provided herein, each a “Grantor” and, collectively, the “Grantors”) in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its successors, transferees and assignees, the “Lender”).

W I T N E S S E T H  :

WHEREAS, pursuant to the Credit Agreement, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between the Borrower and the Lender, the Lender has extended a Commitment to make Loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the Initial Loan under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of the Lender, as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the preamble.

“Collateral” is defined in Section 2.1.

“Collateral Account” is defined in Section 4.3.

“Computer and Software Collateral” means (a) all software programs (including both source code, object code and all related applications and data files) designed for use on computers and electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware, including all operating system software, utilities and application programs in whatsoever form; (b) all firmware associated therewith; (c) all documentation (including flow charts, logic diagrams, manuals, guides, specifications, training materials, charts and pseudo codes) with respect to such software and firmware described in the preceding clauses (a) and (b); and (d) all rights with respect to all of the foregoing, including copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, improvements, error corrections, updates, additions or model conversions of any of the foregoing.

“Control Agreement” means an authenticated record in form and substance reasonably satisfactory to the Lender, that provides for the Lender to have “control” (as defined in the UCC) over certain Collateral.

“Copyright Collateral” means all Copyrights of the Grantors, including the Copyrights referred to in Item A of Schedule V, and all applications for registration thereof, and all exclusive inbound copyright licenses, including each copyright license referred to in Item B of Schedule V, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all Proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and Proceeds of suit, which are owned or exclusively in-licensed by the Grantors.

“Credit Agreement” is defined in the first recital.

“Distributions” means all dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, shares (or other designations) of Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral.

“Excluded Capital Securities” means 35% of the issued and outstanding Voting

Securities of any Subsidiary organized outside the United States if and to the extent a 956 Impact would result from pledging 100% of the issued and outstanding Voting Securities in such Subsidiary.

“Filing Statements” is defined in clause (b) of Section 3.7.

“General Intangibles” means all “general intangibles” and all “payment intangibles”, each as defined in the UCC, and shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations and all Intellectual Property Collateral (in each case, regardless of whether characterized as general intangibles under the UCC).

“Grantor” and “Grantors” are defined in the preamble.

“Intellectual Property Collateral” means, collectively, the Computer and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral, and the Trade Secrets Collateral.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any other Grantor.

“Investment Property” means, collectively, (a) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC and (b) whether or not constituting “investment property” as so defined, all Pledged Notes.

“Lender” is defined in the preamble.

“Patent Collateral” means:

(a)         all of the Grantors’ Patents throughout the world, including each patent and patent application referred to in Item A of Schedule III;

(b)         all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a);

(c)         all patent licenses, and other agreements providing any Grantor with the right to use any items of the type referred to in clauses (a) and (b) above; and

(d)         all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any Patent and for breach and enforcement of any patent license.

“Permitted Liens” means all Liens permitted by Section 8.3 of the Credit Agreement.

“Pledged Notes” means all promissory notes listed on Item J of Schedule II (as such schedule may be amended or supplemented from time to time), all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor.

“Securities Act” is defined in clause (a) of Section 6.2.

“Security Agreement” is defined in the preamble.

“Trade Secrets Collateral” means all of the Grantors’ common law and statutory trade secrets and all other confidential, proprietary or useful information, including inventions and discoveries (whether or not patentable and/or reduced to practice), and all know-how obtained by or used in or contemplated at any time for use in the business of any Grantor (all of the foregoing being collectively called a “Trade Secret”), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all Trade Secret licenses, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

“Trademark Collateral” means :

(a)           (i) all of the Grantors’ Trademarks, now existing or hereafter adopted or acquired including those referred to in Item A of Schedule IV, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing;

(b)         all Trademark licenses for the grant by or to any Grantors of any right to use any Trademark;

(c)         all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable, clause (b);

(d)         the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a), and to the extent applicable, clause (b); and

(e)         all Proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, for any injury to the goodwill associated with the use of any such Trademark or for breach and enforcement of a Trademark license, and all rights corresponding thereto throughout the world.

SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

SECTION 1.3. UCC Definitions. When used herein the terms “Account”, “Certificate of Title”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Goods”, “Instrument”, “Inventory”, “Letter-of-Credit Rights”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Securities Account”, “Security Entitlement”, “Supporting Obligations” and “Uncertificated Securities” have the meaning provided in Article 8 or Article 9, as applicable, of the UCC. “Letters of Credit” has the meaning provided in Section 5-102 of the UCC.

ARTICLE II
SECURITY INTEREST

SECTION 2.1. Grant of Security Interest. Each Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of such Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located, (collectively, the “Collateral”):

(a)         all Accounts;

(b)         all Chattel Paper (including Electronic Chattel Paper);

(c)         all Commercial Tort Claims listed on Item I of Schedule II (as such schedule may be amended or supplemented from time to time);

(d)         all Commodity Accounts and Commodity Contracts;

(e)         all Deposit Accounts;

(f)         all Documents;

(g)         all Equipment;

(h)         all Fixtures;

(i)          all General Intangibles;

(j)          all Goods (including Goods held on consignment with third parties);

(k)         all Instruments (including Promissory Notes);

(l)          all Inventory;

(m)        all Investment Property;

(n)         all Letter-of-Credit Rights and Letters of Credit;

(o)         all Payment Intangibles;

(p)         all Securities Accounts and Securities Entitlements;

(q)         all Supporting Obligations;

(r)          all books, records, writings, databases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

(s)         all Proceeds of the foregoing and, to the extent not otherwise included, (A) all payments under insurance (whether or not the Lender is the loss payee thereof) in respect of Collateral and (B) all tort claims; and

(t)          all other property and rights of every kind and description and interests therein.

Notwithstanding the foregoing, the term “Collateral” shall not include:

(i)          any General Intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained, or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder;

(ii)         trademark applications filed in the United States Patent and Trademark Office on the basis of such Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application;

(iii)        any asset, the granting of a security interest in which would be void or illegal under any applicable governmental law, rule or regulation, or pursuant thereto would result in, or permit the termination of, such asset;

(iv)        any asset subject to a Permitted Lien (other than Liens in favor of the Lender) securing obligations permitted under the Credit Agreement to the extent that the grant of other Liens on such asset (A) would result in a breach or violation of, or constitute a default under, the agreement or instrument governing such Permitted Lien, (B) would result in the loss of use of such asset or (C) would permit the holder of such Permitted Lien to terminate the Grantor’s use of such asset;

(v)         any Excluded Account;

(vi)        any assets securing Liens in favor of UBS Bank USA to the extent permitted by the Credit Agreement; or

(vii)       any Excluded Capital Securities.

provided, that the property described in paragraphs (i), (iii) and (iv) above shall only be excluded from the term “Collateral” to the extent the conditions stated in such paragraphs are not rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC or any other applicable law.

SECTION 2.2. Security for Obligations. This Security Agreement and the Collateral in which the Lender is granted a security interest hereunder by the Grantors secure, on an equal and ratable basis, the payment and performance of all of the Obligations.

SECTION 2.3. Grantors Remain Liable. Anything herein to the contrary notwithstanding:

(a)        the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed;

(b)         the exercise by the Lender of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c)         the Lender will not have any obligation or liability under any contracts or agreements included in the Collateral by reason of this Security Agreement, nor will the Lender be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4. Distributions on Capital Securities In the event that any Distribution with respect to any Capital Securities pledged hereunder is permitted to be paid pursuant to Section 8.6 of the Credit Agreement, such Distribution or may be paid directly to the applicable Grantor. If any Distribution is made in contravention of Section 8.6 of the Credit Agreement, such Grantor shall hold the same segregated and in trust for the Lender until paid to the Lender in accordance with Section 4.1.5.

SECTION 2.5. Security Interest Absolute, etc. This Security Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable grant of security interest, and shall remain in full force and effect until the Termination Date. All rights of the Lender and the security interests granted to the Lender hereunder, and all obligations of the Grantors hereunder, shall, to the fullest extent permitted by applicable law, in each case, be absolute, unconditional and irrevocable irrespective of:

(a)         any lack of validity, legality or enforceability of any Loan Document (other than this Security Agreement);

(b)         the failure of the Lender (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any of the Subsidiaries or any other Person (including any other Grantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any other Grantor) of, or Collateral securing, any Obligations;

(c)         any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligations, or any other extension, compromise or renewal of any Obligations;

(d)         any reduction, limitation, impairment or termination of any Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives, until payment of all Obligations, any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations or otherwise;

(e)         any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of any Loan Document;

(f)         any addition, exchange or release of any Collateral or of any Person that is (or will become) a Grantor (including the Grantors hereunder), or any surrender or non-perfection of any Collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty held by the Lender securing any of the Obligations; or

(g)         any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of the Borrower or any of the Subsidiaries, any surety or any guarantor.

SECTION 2.6. Postponement of Subrogation. Each Grantor agrees that it will not exercise any rights against another Grantor which it may acquire by way of rights of subrogation under any Loan Document to which it is a party until following the Termination Date. No Grantor shall seek or be entitled to seek any contribution or reimbursement from the Borrower or any of the Subsidiaries, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to any Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Lender and shall immediately be paid and turned over to the Lender in the exact form received by such Grantor (duly endorsed in favor of the Lender, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with Section 6.1(b); provided that if such Grantor has made payment to the Lender of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor’s request, the Lender will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against the Borrower or any of the Subsidiaries (or their successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Security Agreement to the Lender.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into the Credit Agreement and make the Loans thereunder, the Grantors represent and warrant to the Lender as set forth below.

SECTION 3.1. As to Capital Securities of the Subsidiaries, Investment Property.

(a)         With respect to any Subsidiary of any Grantor that is

(i)          a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate or certificates; and

(ii)         a partnership or limited liability company, no Capital Securities issued by such Subsidiary (A) is dealt in or traded on securities exchanges or in securities markets, (B) expressly provides that such Capital Securities is a security governed by Article 8 of the UCC or (C) is held in a Securities Account, except, with respect to this clause (a)(ii), Capital Securities (x) for which the Lender is the registered owner or (y) with respect to which the issuer has agreed in an authenticated record with such Grantor and the Lender to comply with any instructions of the Lender without the consent of such Grantor.

(b)         Each Grantor has delivered all Certificated Securities constituting Collateral held by such Grantor in a Subsidiary on the later of the Closing Date or the date such Grantor becomes a party to this Security Agreement to the Lender, together with duly executed undated blank stock powers, or other equivalent instruments of transfer acceptable to the Lender.

(c)         With respect to Uncertificated Securities constituting Collateral owned by any Grantor in a Subsidiary on the later of the Closing Date or the date such Grantor becomes a party to this Security Agreement, such Grantor has caused the issuer thereof to agree in an authenticated record with such Grantor and the Lender that such issuer will comply with instructions with respect to such security originated by the Lender without further consent of such Grantor (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing). Each party hereto that is such an issuer of any Uncertificated Securities hereby agrees that such party will comply with instructions with respect to such security originated by the Lender (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).

(d)         The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged on the Closing Date by each Grantor hereunder is as set forth on Schedule I. All shares of such Capital Securities have been duly and validly issued and are fully paid and nonassessable.

(e)         Each of the Intercompany Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

SECTION 3.2. Grantor Name, Location, etc. In each case as of the date hereof:

(a)         (i) The jurisdiction in which each Grantor is located for purposes of Sections 9-301 and 9-307 of the UCC and (ii) the address of each Grantor’s executive office and principal place of business is set forth in Item A of Schedule II.

(b)         The Grantors do not have any trade names other than those set forth in Item C of Schedule II hereto.

(c)         During the twelve months preceding the later of (i) the date hereof or (ii) the date such Grantor becomes a party to this Security Agreement, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization, except as set forth in Item D of Schedule II hereto.

(d)         Each Grantor’s federal taxpayer identification number (or foreign equivalent) is (and, during the twelve months preceding the date hereof, such Grantor has not had a federal taxpayer identification number (or equivalent) different from that) set forth in Item E of Schedule II hereto.

(e)         No Grantor is a party to any federal, state or local government contract except as set forth in Item F of Schedule II hereto.

(f)         No Grantor maintains any Deposit Accounts, Securities Accounts or Commodity Accounts with any Person, in each case, except as set forth on Item G of Schedule II.

(g)         No Grantor is the beneficiary of any Letters of Credit, except as set forth on Item H of Schedule II.

(h)         No Grantor has Commercial Tort Claims except as set forth on Item I of Schedule II.

(i)          The name set forth on the signature page attached hereto is the true and correct legal name (as defined in the UCC) of each Grantor.

SECTION 3.3. Ownership, No Liens, etc. Each Grantor owns its Collateral purported to be owned by it free and clear of any Lien, except for any security interest (a) created by this Security Agreement and (b) Permitted Liens. No effective UCC financing statement or other filing similar in effect covering all or any part of the Collateral is on file in any recording office, except those filed in favor of the Lender relating to this Security Agreement, Permitted Liens or as to which a duly authorized termination statement relating to such UCC financing statement or other instrument has been delivered to the Lender on the Closing Date.

SECTION 3.4. Possession of Inventory, Control; etc.

(a)         Each Grantor has, and agrees that it will maintain, exclusive possession of its Documents, Instruments, Promissory Notes, Equipment and Inventory, other than (i) Equipment and Inventory that is in transit in the ordinary course of business, (ii) Equipment and Inventory that in the ordinary course of business is in the possession or control of a warehouseman, bailee agent or other Person (other than a Person controlled by or under common control with such Grantor) that has been notified of the security interest created in favor of the Lender pursuant to this Security Agreement and, such Grantor shall use commercially reasonable efforts to receive an authenticated record from such warehouseman, bailee agent or other Person acknowledging that it holds possession of such Collateral for the Lender’s benefit and waives any Lien held by it against such Collateral, (iii) Inventory that is in the possession of a consignee in the ordinary course of business and (iv) Instruments or Promissory Notes that have been delivered to the Lender pursuant to Section 3.5. In the case of Equipment or Inventory described in clause (ii) above, no lessor or warehouseman of any premises or warehouse upon or in which such Equipment or Inventory is located has (x) issued any warehouse receipt or other receipt in the nature of a warehouse receipt in respect of any such Equipment or Inventory, (y) issued any Document for any such Equipment or Inventory or (z) any Lien (other than Permitted Liens) on any such Equipment or Inventory.

(b)         Each Grantor is the sole entitlement holder of its Deposit Accounts and no other Person (other than the Lender pursuant to this Security Agreement or any other Person with respect to Permitted Liens) has control or possession of, or any other interest in, any of its Deposit Accounts or any other securities or property credited thereto.

SECTION 3.5. Negotiable Documents, Instruments and Chattel Paper. Each Grantor has delivered to the Lender possession of all originals of all Documents, Instruments, Promissory Notes, and tangible Chattel Paper (other than any Document, Instrument, Promissory Note or tangible Chattel Paper not exceeding $100,000 in principal amount) owned or held by such Grantor on the Closing Date.

SECTION 3.6. Intellectual Property Collateral. Except as disclosed on Schedules III through VI, with respect to any Intellectual Property Collateral:

(a)         such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any Intellectual Property for purposes of granting a security interest or as collateral that has not been terminated or released; and

(b)         such Grantor has executed and delivered to the Lender security agreements for all Copyrights, Patents and Trademarks owned by such Grantor, including all Copyrights, Patents and Trademarks on Schedule III through VI (as such schedules may be amended or supplemented from time to time by notice by such Grantor to the Lender).

SECTION 3.7. Validity, etc.

(a)         This Security Agreement creates a valid security interest in the Collateral securing the payment of the Obligations to the extent such security interest may be created pursuant to Article 9 of the UCC.

(b)         As of the Closing Date, each Grantor has filed or caused to be filed all UCC-1 financing statements in the filing office for each Grantor’s jurisdiction of organization listed in Item A of Schedule II (collectively, the “Filing Statements”) (delivered to the Lender the Filing Statements suitable for timely and proper filing in such offices) and has taken all other actions requested by the Lender necessary for the Lender to obtain control of the Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC.

(c)         Upon the filing of the Filing Statements with the appropriate agencies therefor the security interests created under this Security Agreement shall constitute a perfected security interest in the Collateral described on such Filing Statements in favor of the Lender to the extent that a security interest therein may be perfected by filing a financing statement pursuant to the relevant UCC, prior to all other Liens, except for Permitted Liens (in which case such security interest shall be second in priority of right only to the Permitted Liens entitled to priority).

SECTION 3.8. Authorization, Approval, etc. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other third party is required either:

(a)         for the grant by the Grantors of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantors;

(b)         for the perfection or maintenance of the security interests hereunder (except with respect to the Filing Statements or, with respect to Intellectual Property Collateral, the recordation of any agreements with the United States Patent and Trademark Office or the United States Copyright Office or, with respect to foreign Intellectual Property Collateral, the taking of appropriate action under applicable foreign law and, with respect to after-acquired Intellectual Property Collateral, any subsequent filings in United States intellectual property offices or the taking of appropriate action under applicable foreign law); or

(c)         for the exercise by the Lender of the voting or other rights provided for in this Security Agreement, except (i) with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally, the remedies in respect of the Collateral pursuant to this Security Agreement and (ii) any “change of control” or similar filings required by state licensing agencies.

SECTION 3.9. Best Interests. It is in the best interests of each Grantor (other than the Borrower) to execute this Security Agreement inasmuch as such Grantor will, as a result of being an Affiliate of the Borrower, derive substantial direct and indirect benefits from the Loans made to the Borrower by the Lender pursuant to the Credit Agreement, and each Grantor agrees that the Lender is relying on this representation in agreeing to make such Loans pursuant to the Credit Agreement to the Borrower.

ARTICLE IV
COVENANTS

Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1. As to Investment Property, etc.

SECTION 4.1.1. Capital Securities of Subsidiaries. No Grantor will allow any of its Subsidiaries:

(a)         [Omitted];

(b)         that is a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, or (iii) place such Subsidiary’s Capital Securities in a Securities Account; and

(c)         to issue Capital Securities in addition to or in substitution for the Capital Securities pledged hereunder, except to such Grantor (and such Capital Securities are immediately pledged and delivered to the Lender pursuant to the terms of this Security Agreement).

SECTION 4.1.2. Investment Property (other than Certificated Securities).

(a)         Subject to Section 7.16 of the Credit Agreement, with respect to any Deposit Accounts, Securities Accounts, Commodity Accounts, Commodity Contracts or Security Entitlements constituting Investment Property owned or held by any Grantor, such Grantor will cause (except for Excluded Accounts) the intermediary maintaining such Investment Property to execute a Control Agreement relating to such Investment Property pursuant to which such intermediary agrees to comply with the Lender’s instructions with respect to such Investment Property without further consent by such Grantor (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).

(b)         With respect to any Uncertificated Securities (other than Uncertificated Securities credited to a Securities Account) constituting Investment Property owned or held by any Grantor, such Grantor will cause the issuer of such securities that is not a party hereto to execute a Control Agreement relating to such Investment Property pursuant to which the issuer agrees to comply with the Lender’s instructions with respect to such Uncertificated Securities without further consent by such Grantor (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing). Each party hereto that is such an issuer of any Uncertificated Securities hereby agrees that such party will comply with instructions with respect to such security originated by the Lender (which instructions the Lender hereby agrees not to give unless an Event of Default has occurred and is continuing).

SECTION 4.1.3. Certificated Securities (Stock Powers). Each Grantor agrees that all Certificated Securities constituting Collateral, including the Capital Securities delivered by such Grantor pursuant to this Security Agreement, will be accompanied by duly executed undated blank stock powers, or other equivalent instruments of transfer reasonably acceptable to the Lender.

SECTION 4.1.4. Continuous Pledge. Each Grantor will (subject to the terms of the Credit Agreement) (a) promptly deliver to the Lender all Investment Property and all Payment

Intangibles to the extent that such Investment Property or Payment Intangibles are evidenced by a Document, Instrument, Promissory Note or Chattel Paper (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $100,000 in the principal amount), and (b) at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, security interest therein and in all interest and principal with respect to such Payment Intangibles, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt thereof, deliver to the Lender possession of all originals of negotiable Documents, Instruments, Promissory Notes and Chattel Paper that it acquires following the Closing Date (other than any Document, Instrument, Promissory Note or Chattel Paper not exceeding $100,000 in the principal amount).

SECTION 4.1.5. Voting Rights; Dividends, etc. Each Grantor agrees:

(a)         upon receipt of notice of the occurrence and continuance of an Event of Default from the Lender and without any request therefor by the Lender, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or requested by the Lender) to the Lender all dividends and Distributions with respect to Investment Property, all interest, principal, other cash payments on Payment Intangibles, and all Proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Lender as additional Collateral, except for payments made in accordance with Section 8.6 of the Credit Agreement; and

(b)         immediately upon the occurrence and during the continuance of an Event of Default and so long as the Lender has notified such Grantor of the Lender’s intention to exercise its voting power under this clause,

(i)          with respect to Collateral consisting of general partner interests or limited liability company interests, to promptly modify its Organic Documents to admit the Lender as a general partner or member, as applicable;

(ii)         that the Lender may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any Investment Property constituting Collateral and such Grantor hereby grants the Lender an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and

(iii)        to promptly deliver to the Lender such additional proxies and other documents as may be necessary to allow the Lender to exercise such voting power.

All dividends, Distributions, interest, principal, cash payments, Payment Intangibles and Proceeds that may at any time and from time to time be held by such Grantor, but which such Grantor is then obligated to deliver to the Lender, shall, until delivery to the Lender, be held by such Grantor separate and apart from its other property in trust for the Lender. The Lender agrees that unless an Event of Default shall have occurred and be continuing and the Lender shall have given the notice referred to in clause (b), such Grantor will have the exclusive voting power with respect to any Investment Property constituting Collateral and the Lender will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.2. Change of Name, etc. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except as otherwise permitted by the Credit Agreement.

SECTION 4.3. As to Accounts.

(a)         Each Grantor shall have the right to collect all Accounts so long as no Event of Default shall have occurred and be continuing.

(b)         Upon (i) the occurrence and continuance of an Event of Default and (ii) the delivery of notice by the Lender to each Grantor, all Proceeds of Collateral received by such Grantor shall be delivered in kind to the Lender for deposit in a Deposit Account of such Grantor maintained with the Lender or otherwise is a Controlled Account (together with any other Deposit Accounts or Controlled Accounts pursuant to which any portion of the Collateral is deposited with the Lender, the “Collateral Accounts”), and such Grantor shall not commingle any such Proceeds, and shall hold separate and apart from all other property, all such Proceeds in express trust for the benefit of the Lender until delivery thereof is made to the Lender.

(c)         Following the delivery of notice pursuant to clause (b)(ii), and so long as an Event of Default shall have occurred and be continuing, the Lender shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are then due and payable in accordance with Section 4.4(b) of the Credit Agreement.

(d)         With respect to each of the Collateral Accounts, it is hereby confirmed and agreed that so long as an Event of Default shall have occurred and be continuing, (i) deposits in such Collateral Accounts are subject to a security interest as contemplated hereby, (ii) such Collateral Accounts shall be under the control of the Lender and (iii) the Lender shall have the sole right of withdrawal over such Collateral Account.

SECTION 4.4. As to Grantors Use of Collateral.

(a)         At any time following the occurrence and during the continuance of an Event of Default, whether before or after the maturity of any of the Obligations, the Lender may exercise any and all rights and remedies to which it is lawfully entitled with respect to the Collateral.

(b)         Upon the request of the Lender following the occurrence and during the continuance of an Event of Default, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Lender of any amounts due or to become due thereunder.

(c)         At any time following the occurrence and during the continuation of an Event of Default, the Lender may endorse, in the name of such Grantor, any item, howsoever received by the Lender, representing any payment on or other Proceeds of any of the Collateral.

SECTION 4.5. As to Intellectual Property Collateral. Each Grantor covenants and agrees to comply with the following provision:

(a)         such Grantor will not (i) do or fail to perform any act whereby any Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees of Trademark Collateral to (A) fail to continue to use any Trademark Collateral if such failure could reasonably be expected to result in any claim of abandonment for non-use, (B) fail to maintain the quality of products and services offered under all of the Trademark Collateral at a level substantially consistent with the quality of products and services offered under such Trademark Collateral as of the date hereof, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, or (D) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in clauses (i), (ii) and (iii), such Grantor in its reasonable business judgment and in good faith determines that either (x) such Intellectual Property Collateral is of negligible economic value to such Grantor or (y) the loss of such Intellectual Property Collateral would not be material to such Grantor;

(b)         such Grantor shall promptly (but no less often than quarterly) notify the Lender if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral (excluding non-exclusive licenses of Intellectual Property) may, in the Grantor’s reasonable commercial judgment, become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor’s ownership of or the validity or enforceability of any material Intellectual Property Collateral, or its right to register the same or to keep and maintain and enforce the same; and

(c)         such Grantor will promptly (but no less than quarterly) execute and deliver to the Lender (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of Exhibit A, Exhibit B and Exhibit C hereto following its obtaining an interest in any such Intellectual Property Collateral, and shall execute and deliver to the Lender any and all agreements, instruments and documents reasonably required to evidence the Lender’s interest in any part of such item of Intellectual Property Collateral.

SECTION 4.6. As to Letter-of-Credit Rights.

(a)         Each Grantor, by granting a security interest in its Letter-of-Credit Rights to the Lender, intends to (and hereby does) collaterally assign to the Lender its rights (including its contingent rights ) to the Proceeds of all Letter-of-Credit Rights of which it is or hereafter becomes a beneficiary or assignee.

(b)         Upon the occurrence of an Event of Default, such Grantor will, promptly upon request by the Lender, (i) notify (and such Grantor hereby authorizes the Lender to notify) the issuer and each nominated person with respect to each of the Letters of Credit that the Proceeds thereof have been assigned to the Lender hereunder and any payments due or to become due in respect thereof are to be made directly to the Lender and (ii) arrange for the Lender to become the transferee beneficiary of such Letter of Credit.

SECTION 4.7. As to Commercial Tort Claims. Each Grantor covenants and agrees that, until the payment in full of the Obligations and termination of all Commitments, with respect to any Commercial Tort Claim hereafter arising, it shall deliver to the Lender a supplement in form and substance reasonably satisfactory to the Lender, together with all supplements to schedules thereto, identifying such new Commercial Tort Claim.

SECTION 4.8. Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any “transferable record,” as that term is defined in Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the U.S. Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, with a value in excess of $100,000, such Grantor shall promptly notify the Lender thereof and, at the request of the Lender, shall take such action as the Lender may reasonably request to vest in the Lender control under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Lender agrees with such Grantor that the Lender will arrange, pursuant to procedures satisfactory to the Lender and so long as such procedures will not result in the Lender’s loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the U.S. Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the U.S. Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

SECTION 4.9. Further Assurances, etc. Each Grantor agrees that, from time to time at its own expense, it will, subject to the terms of this Agreement, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Lender may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor will

(a)         from time to time upon the request of the Lender, promptly deliver to the Lender such stock powers, instruments and similar documents, reasonably satisfactory in form and substance to the Lender, with respect to such Collateral as the Lender may request and will, from time to time upon the request of the Lender, after the occurrence and during the continuance of any Event of Default, promptly transfer any securities constituting Collateral into the name of any nominee designated by the Lender; if any Collateral shall be evidenced by an Instrument, negotiable Document, Promissory Note or tangible Chattel Paper, deliver and pledge to the Lender hereunder such Instrument, negotiable Document, Promissory Note or tangible Chattel Paper (other than any Instrument, negotiable Document, Promissory Note or tangible Chattel Paper in principal amount less than $100,000) duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Lender;

(b)         file (and hereby authorize the Lender to file) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. § 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Lender may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Lender hereby;

(c)         at all times keep pledged to the Lender pursuant hereto, on a first-priority, perfected basis, at the request of the Lender, all Investment Property constituting Collateral, all dividends and Distributions with respect thereto, and all interest and principal with respect to Promissory Notes, and all Proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d)         not create any tangible Chattel Paper without placing a legend on such tangible Chattel Paper reasonably acceptable to the Lender indicating that the Lender has a security interest in such Chattel Paper;

(e)         furnish to the Lender, from time to time at the Lender’s reasonable request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral all in reasonable detail; and

(f)         do all things reasonably requested by the Lender in accordance with this Security Agreement in order to enable the Lender to have and maintain control over the Collateral consisting of Investment Property, Deposit Accounts, Letter-of-Credit-Rights and Electronic Chattel Paper.

Each Grantor agrees that a carbon, photographic or other reproduction of this Security Agreement or any UCC financing statement covering the Collateral or any part thereof shall be sufficient as a UCC financing statement where permitted by law. Each Grantor hereby authorizes the Lender to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets, whether now owned or hereafter acquired” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in this Security Agreement.

ARTICLE V
THE LENDER

SECTION 5.1. Lender Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Lender as its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Lender’s discretion, following the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

(a)         to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b)         to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper, in connection with clause (a) above;

(c)         to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender with respect to any of the Collateral; and

(d)         to perform the affirmative obligations of such Grantor hereunder.

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2. Lender May Perform. If any Grantor fails to perform any agreement contained herein, upon 5 days after the earlier to occur of (i) notice thereof given to any such Grantor by the Lender or (ii) the date on which such Grantor has knowledge of such failure, the Lender may itself perform, or cause performance of, such agreement, that the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein to the extent provided for herein, and the expenses of the Lender incurred in connection therewith shall be payable by such Grantor pursuant to Section 10.3 of the Credit Agreement.

SECTION 5.3. Lender Has No Duty. The powers conferred on the Lender hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Lender shall have no duty as to any Collateral or responsibility for

(a)         ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Investment Property, whether or not the Lender has or is deemed to have knowledge of such matters, or

(b)         taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4. Reasonable Care. The Lender is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided that the Lender shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lender to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

SECTION 5.5. Lender as Agent for Other Secured Parties. The Lender hereby agrees to act as agent of the other parties to which any Grantor may owe any Obligations for all purposes hereunder and under the other Loan Documents pursuant to which any Grantor grants a Lien or other right in any Collateral to secure the Obligations, for purposes of acquiring, holding and enforcing any and all Liens on any Collateral granted by any Grantor to secure any of the Obligations. The Lender may appoint any co-agents, sub-agents or attorneys-in-fact in connection with the foregoing.

ARTICLE VI
REMEDIES

SECTION 6.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

(a)         The Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Lender on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

(i)          take possession of any Collateral not already in its possession without demand and without legal process;

(ii)         require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Lender forthwith, assemble all or part of the Collateral as directed by the Lender and make it available to the Lender at a place to be designated by the Lender that is reasonably convenient to both parties,

(iii)        enter onto the property where any Collateral is located and take possession thereof without demand and without legal process; and

(iv)        without notice except as specified below, lease, license, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels at any public or private sale, at any of the Lender’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)         All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied by the Lender against all or any part of the Obligations as set forth in Section 4.4(b) of the Credit Agreement.

(c)         The Lender may:

(i)          transfer all or any part of the Collateral into the name of the Lender or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

(ii)         notify the parties obligated on any of the Collateral to make payment to the Lender of any amount due or to become due thereunder,

(iii)        withdraw, or cause or direct the withdrawal, of all funds with respect to the Collateral Account;

(iv)        enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

(v)         endorse any checks, drafts, or other writings in any Grantor’s name to allow collection of the Collateral,

(vi)        take control of any Proceeds of the Collateral, and

(vii)       execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2. Securities Laws. If the Lender shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1(a)(iv), each Grantor acknowledges that the Lender may be unable to effect a public sale or other disposition of the Capital Securities by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the “Securities Act”), federal banking laws, and other applicable laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers. Each Grantor agrees that any such private sale may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales shall not solely by reason thereof be deemed not to have been made in a commercially reasonable manner. The Lender shall be under no obligation to delay a sale of any of the Capital Securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act, or such other federal banking or other applicable laws, even if the issuer would agree to do so. Subject to the foregoing, the Lender agrees that any sale of the Capital Securities shall be made in a commercially reasonable manner, and each Grantor agrees to use its reasonable best efforts to cause the issuer or issuers of the Capital Securities contemplated to be sold, to execute and deliver, all at the Grantors’ expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the reasonable opinion of the Lender, advisable to exempt such Capital Securities from registration under the provisions of the Securities Act, and to make all amendments to such instruments and documents which, in the opinion of the Lender, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. If the Lender shall determine to exercise its right to sell all or any of the Collateral that are Capital Securities pursuant to Section 6.1(a)(iv), each Grantor further agrees to use its reasonable best efforts (a) to cause such issuer or issuers to exempt or comply with the provisions of the securities or “Blue Sky” laws of any jurisdiction which the Lender designates and obtain all necessary governmental approvals for the sale of the Capital Securities, as requested by the Lender; (b) if required, to cause such issuer or issuers to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act; and (c) to do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

SECTION 6.3. Compliance with Restrictions. Each Grantor agrees that in any sale of any of the Collateral whenever an Event of Default shall have occurred and be continuing, the Lender is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Lender be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4. Protection of Collateral. The Lender may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of an Event of Default) and the Lender may from time to time take any other action which the Lender deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1. Loan Document. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof. Notwithstanding anything contained herein to contrary, to the extent any provision in this Security Agreement conflicts with any provision in the Credit Agreement, the terms of the Credit Agreement shall control.

SECTION 7.2. Binding on Successors, Transferees and Assigns; Assignment. This Security Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender; provided that no Grantor may assign any of its obligations hereunder without the prior consent of the Lender.

SECTION 7.3. Amendments, etc. No amendment or modification to or waiver of any provision of this Security Agreement, nor consent to any departure by any Grantor from its obligations under this Security Agreement, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4. Notices. All notices and other communications provided for hereunder shall be delivered or made as provided in Section 10.2 of the Credit Agreement.

SECTION 7.5. Release of Liens. Upon (a) the Disposition of any Collateral or Grantor to a Person other than a Grantor or any Subsidiary thereof in accordance with the Credit Agreement and this Security Agreement or (b) the occurrence of the Termination Date, the security interest(s) granted herein shall automatically terminate with respect to (i) such Collateral or Grantor, as the case may be (in the case of clause (a)) or (ii) all Collateral and Grantors (in the case of clause (b)). Upon any such Disposition or termination, the Lender will, at the Grantors’ sole expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Lender hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

SECTION 7.6. Additional Grantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a “Grantor” hereunder as of the date of such supplement with the same force and effect as if it were originally a party to this Security Agreement and named as a “Grantor” hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

SECTION 7.7. No Waiver; Remedies. In addition to, and not in limitation of Section 2.4, no failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.8. Section Captions. Section captions used in this Security Agreement are for convenience of reference only and shall not affect the construction of this Security Agreement.

SECTION 7.9. Severability. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.10. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Security Agreement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GRANTOR IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE LENDER AND EACH GRANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 10.2 OF THE CREDIT AGREEMENT. THE LENDER AND EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE LENDER OR ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS

(WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE LENDER AND SUCH GRANTOR, EACH ON ITS OWN BEHALF, HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

SECTION 7.12. Counterparts. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement. This Security Agreement shall become effective when counterparts hereof executed on behalf of all of the signatories hereto, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Security Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7.13. Waiver of Jury Trial. THE LENDER AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR ANY GRANTOR IN CONNECTION HEREWITH. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THE LOAN DOCUMENTS.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

NATERA, INC.

By:/s/MatthewRabinowitz
Name: Matthew Rabinowitz
Title: Chief Executive Officer

NATERA INTERNATIONAL, INC.

By:/s/MatthewRabinowitz
Name: Matthew Rabinowitz
Title: Chief Executive Officer

NSTX, INC.

By:/s/MatthewRabinowitz
Name: Matthew Rabinowitz
Title: Chief Executive Officer

Signature Page to Security Agreement

ORBIMED ROYALTY OPPORTUNITIES II, LP,
as the Lender

By OrbiMed Advisors LLC,
its investment manager

By:	/s/Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Member

Signature Page to Security Agreement

EXHIBIT A
to Security Agreement

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of August 8, 2017 (this “Agreement”), is made by NATERA, INC., a Delaware corporation (the “Grantor”) in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership, for itself and as agent for the other parties to which the Grantors may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H  :

WHEREAS, pursuant to a Credit Agreement, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of August 8, 2017 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (c) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Grantor’s right, title and interest in and to all of the Patent Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by the Grantor, and wherever located (the “Patent Collateral”):

(a)         all of its Patents throughout the world, including each patent and patent application referred to in Item A of Schedule I;

(b)         all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clause (a); and

(c)         all Proceeds of, and rights associated with, the foregoing (including licenses, royalties income, payments, claims, damages and Proceeds of infringement suits) and the right to sue third parties for past, present or future infringements of any Patent.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Patent Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of clause (i)) or (B) all Patent Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

2

[Signature Page Follows]

3

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

NATERA, INC.

By:/s/MatthewRabinowitz
Name: Matthew Rabinowitz
Title: Chief Executive Officer

Signature Page to Patent Security Agreement

SCHEDULE I
to Patent Security Agreement

Item A. Patents

Title	Publication No.	Application No.	Filing Date	Country	Status	Patent No	Issue Date	Expiration Date	Owner
SYSTEM AND METHOD FOR IMPROVING CLINICAL DECISIONS BY AGGREGATING, VALIDATING AND ANALYSING GENETIC AND PHENOTYPIC DATA	US-2006- 0052945-A1	11/004,274	12/3/2004	US	Issued	8024128	9/20/2011	Dec. 3, 2024	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2006318425	11/22/2006	Australia	Issued	2006318425	8/15/2013	11/22/2 026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTION S		2013202555	11/22/2006	Australia	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2,632,230	11/22/2006	Canada	Pending				Natera

SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTION S	101346724	200680049316 .3	11/22/2006	China	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMININ G CHROMSOM E COPY NUMBER	101790731	200880016123 .7	3/17/2008	China	Issued	ZL200880016 123.7	11/6/2013	3/17/2028	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTION S	1960929	06838311.6	11/22/2006	EP	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTION S		11175867.8	11/22/2006	EP	Issued	2437191	4/26/2017	11/22/2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTION S	3012760	15199388.8	11/22/2006	EP	Published				Natera

2

SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING GENETIC, PHENTOYPI C AND CLINICAL DATA TO MAKE PREDICTION S	HK1125195	09102141.5	3/5/2009	Hong Kong	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTION S		16112262.8	10/25/2016	Hong Kong	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTION S		2008-542450	11/22/2006	Japan	Issued	6121642	4/7/2017	11/22/2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTION S	JP2016- 184429A	2016-117074	11/22/2006	Japan	Published				Natera
METHOD FOR DETERMININ G THE NUMBER OF COPIES OF A CHROMOSO ME IN THE GENOME OF A TARGET INDIVIDUAL USING GENETIC DATA FROM GENETICALL Y RELATED	US20070184 467A1	11/603,406	11/22/2006	US	Issued	8532930	9/10/2013	Nov. 22, 2026	Natera

3

SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMININ G CHROMOSO ME COPY NUMBER	US20080243 398A1	12/076,348	3/17/2008	US	Issued	8515679	8/20/2013	Mar. 17, 2028	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALL Y RELATED INDIVIDUALS	US 2013- 0253369 A1	13/793,133	3/11/2013	US	Issued	9424392	8/23/20 16	Mar. 11, 2033	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALL Y RELATED INDIVIDUALS	US 2013- 0252824 A1	13/793,186	3/11/2013	US	Issued	8682592	3/25/2014	Mar. 11, 2033	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMININ G CHROMOSO ME COPY NUMBER	US 2014- 0032128 A1	13/949,212	7/23/2013	US	Published				Natera

4

SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALL Y RELATED INDIVIDUALS	US 2014- 0087385 A1	14/092,457	11/27/2013	US	Issued	9430611	8/30/2016	Nov. 27, 2033	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALL Y RELATED INDIVIDUALS	US-2016-0298188-A1	15/187,555	6/20/2016	US	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALL Y RELATED INDIVIDUALS	2016- 0369345 A1	15/191,197	6/23/2016	US	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALL Y RELATED INDIVIDUALS	2017-0029893-A1	15/293,257	10/13/2016	US	Issued	9695477	7/4/2017	10/13/2036	Natera

5

SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMOSO ME COPY NUMBER		15/413,200	1/23/2017	US	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMININ G CHROMOSO ME COPY NUMBER	US-2017-0166971-A1	15/446,778	3/1/2017	US	Published				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING		2016200643	2/2/2016	Australia	Pending				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING		2,731,991	8/4/2009	Canada	Pending				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	CN102171565A	200980139431 .3	8/4/2009	China	Issued	ZL200980139 431.3	4/29/2015	8/4/2029	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	CN104732118 A	CN201510180 799.1	8/4/2009	China	Pending				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING		09805452.1	8/4/2009	EP	Issued	2321642	1/11/2017	8/4/2029	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	HK1159248	11113782.2	12/21/2011	Hong Kong	Issued	HK1159248	1/15/2016	12/21/2031	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	US2013- 0225422 A1	13/846,111	3/18/2013	US	Issued	9639657	5/2/2017	Mar. 18, 2033	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	2016-0371432 A1	15/257,836	9/6/2016	US	Published				Natera

6

METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2011255641	5/18/2011	Australia	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2015252046	5/18/2011	Australia	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2011358564	11/18/2 011	Australia	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PATERNITY TESTING	2011348100	12/22/2011	Australia	Issued	2011348100	12/8/2016	12/22/2031	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS	2012385961	11/21/2012	Australia	Issued	2012385961	7/13/2017	11/21/2032	Natera
[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]				[*]
[*]	[*]	[*]	[*]	[*]				[*]
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2,774,252	9/30/2010	Canada	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2,798,758	5/18/2011	Canada	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2,824,387	11/18/2011	Canada	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PATERNITY TESTING	2,821,906	12/22/2011	Canada	Pending				Natera

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

7

HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS		2,877,493	11/21/2012	Canada	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	102597266	201080048121 .3	9/30/2010	China	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING		201180069972 .0	11/18/2011	China	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PATERNITY TESTING	CN103608466	201180068305 .0	12/22/2 011	China	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS	CN10468506 4	201280075224 .8	11/21/2012	China	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING		10821214.3	9/30/2010	EP	Allowed				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2854056	14198110.0	9/30/2010	EP	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2572003	11784180.9	5/18/2011	EP	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2854057	14198470.8	5/18/2011	EP	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2673729	11858061.2	11/18/2011	EP	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	EP2902500	14195468.5	11/18/2011	EP	Issued	2902500	1/11/2017	11/18/2031	Natera

8

METHODS FOR NON- INVASIVE PRENATAL PATERNITY TESTING	EP2656263 (A2)	11851621.0	12/22/2011	EP	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS	2847347	12881774.9	11/21/2012	EP	Issued	2847347	3/22/2017	11/21/2032	Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	EP3187597A 1	17150875.7	1/10/20 17	EP	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	HK1173193	13100216.3	1/7/2013	Hong Kong	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	1193173	14105490.8	11/18/2011	Hong Kong	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PATERNITY TESTING	HK1195104	14108417.2	12/22/2011	Hong Kong	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS		15109182.2	9/16/2015	Hong Kong	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	1208939A	15109615.9	9/30/2015	Hong Kong	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	1208940A	15109616.8	9/30/2015	Hong Kong	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	1208941A	15109617.7	9/30/2015	Hong Kong	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS	1211058	15111834.0	12/2/2015	Hong Kong	Published				Natera

9

METHODS AND COMPOSITIO NS FOR REDUCING GENETIC LIBRARY CONTAMINA TION	1212401A	15112589.5	12/22/2015	Hong Kong	Published	Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	1213600A	16101401.3	2/5/2016	Hong Kong	Published	Natera
[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING		6584/DELNP/2 013	11/18/2011	India	Pending	Natera
METHODS FOR NON- INVASIVE PRENATAL PATERNITY TESTING	6496/DELNP/ 2013 A	6496/DELNP/2 013	12/22/2011	India	Published	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS	18/DELNP/20 15	18/DELNP/201 5	11/21/2012	India	Published	Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING		2013-553423	11/18/2011	Japan	Allowed	Natera
METHODS FOR NON- INVASIVE PRENATAL PATERNITY TESTING		2013-546434	12/22/2011	Japan	Pending	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS	2015-526073	2015-524243	11/21/2012	Japan	Pending	Natera

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

10

HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS	KR20150038 216 (A)	10-2015-7004509	11/21/2012	Korea	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	WO2012/108920	2013141237	11/18/2011	Russia	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PATERNITY TESTING		2013133413	12/22/2011	Russia	Issued	2620959	5/30/2017	12/22/2031	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS	WO2014/018080	2014152883	11/21/2012	Russia	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS		11201408813V	11/21/2012	Singapore	Issued	11201408813 V	5/25/2017	11/21/2032	Natera
Methods for Non-Invasive Prenatal Ploidy Calling	US 2011- 0288780 A1	13/110,685	5/18/2011	US	Issued	8825412	9/2/2014	5/18/2031	Natera
Methods for Non-Invasive Prenatal Ploidy Calling	US 2012- 0270212 A1	13/300,235	11/18/2011	US	Pending				Natera
Methods for Non-Invasive Prenatal Paternity Testing	US 2012- 0122701 A1	13/335,043	12/22/2011	US	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	US 2013- 0178373 A1	13/791,397	3/8/2013	US	Issued	9163282	10/20/2015	Mar. 8,2033	Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	US 2014- 0154682 A1	14/080,656	11/14/2013	US	Issued	9228234	1/5/2016	Nov.14,2033	Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	US 2014- 0100134 A1	14/100,928	12/9/2013	US	Issued	8949036	2/3/2015	Dec. 9,2033	Natera

11

METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING		14/179,399	2/12/2014	US	Pending				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	US-2014-0336060-A1	14/446,232	7/29/2014	US	Issued	9334541	5/10/2016	Jul. 29, 2034	Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	US-2015-0051087-A1	14/532,666	11/4/2014	US	Published				Natera
Methods for Non-Invasive Prenatal Ploidy Calling	US-2016-0024564-A1	14/866,223	9/25/2015	US	Published				Natera
Highly Multiplex PCR Methods and Compositions	US-2017-0051355-A1	14/877,925	10/7/2015	US	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	US 2016- 0171152 A1	14/983,128	12/29/2015	US	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	US-2016-0357904-A1	15/243,915	8/22/2016	US	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2016- 0369346 A1	15/252,795	8/31/2016	US	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	US-2017-0011166-A1	15/273,332	9/22/2016	US	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING	2017-0076038-A1	15/343,003	11/3/2016	US	Published				Natera
METHODS FOR NON- INVASIVE PRENATAL PLOIDY CALLING		15/586,013	5/3/2017	US	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIO NS		2015/00302	11/21/2012	South Africa	Allowed				Natera

12

Method for Non-Invasive Prenatal Testing Using Parental Mosaicism Data		15/433,950	2/15/2017	US	Pending				Natera
METHODS OF USING LOW FETAL FRACTION DETECTION	WO 2015/026967	PCT/US2014/0 51926	8/20/2014	PCT	Published				Natera
CELL FREE DNA DIAGNOSTIC TESTING STANDARDS	US 2015- 0147815 A1	14/498,629	9/26/2014	US	Issued	9499870	11/22/2016	Sept. 26, 2034	Natera
CELL FREE DNA DIAGNOSTIC TESTING STANDARDS	US-2016- 0244838-A1	14/996,097	1/14/2016	US	Published				Natera
[*]		[*]	[*]	[*]	[*]				[*]
DETECTING MUTATIONS AND PLOIDY IN CHROMOSO MAL SEGMENTS		2015249846	10/21/2016	Australia	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSO MAL SEGMENTS		2,945,962	4/21/2015	Canada	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSO MAL SEGMENTS	CN 106460070	201580033190 .x	12/20/2016	China	Published				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSO MAL SEGMENTS	3134541	15718754.3	10/20/2016	EP	Pending				Natera
[*]		[*]	[*]	[*]	[*]				[*]
DETECTING MUTATIONS AND PLOIDY IN CHROMOSO MAL SEGMENTS		201617038186	11/8/2016	India	Pending				Natera

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

13

DETECTING MUTATIONS AND PLOIDY IN CHROMOSO MAL SEGMENTS		2016-563812	4/21/2015	Japan	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSO MAL SEGMENTS	WO2015/164432	2016141308	10/20/2016	Russia	Published				Natera
METHODS FOR SIMULTANE OUS AMPLIFICATI ON OF TARGET LOCI	US-2015-0322507-A1	14/538,982	11/24/2014	US	Issued	9677118	6/13/2017	Nov.24,2034	Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSO MAL SEGMENTS	US-2017-0107576-A1	14/692,703	4/21/2015	US	Published				Natera
DETECTING CANCER MUTATIONS AND ANEUPLOID Y IN CHROMOSO MAL SEGMENTS	US-2016-0333416-A1	14/882,763	10/14/2015	US	Published				Natera
METHODS FOR SIMULTANE OUS AMPLIFICATI ON OF TARGET LOCI	2016- 0369333 A1	14/918,544	10/20/2015	US	Published				Natera
METHODS FOR SIMULTANE OUS AMPLIFICATI ON OF TARGET LOCI	US-2017-0145474-A1	15/336,630	10/27/2016	US	Published				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSO MAL SEGMENTS	WO2015/164432	PCT/US2015/0 26957	4/21/2015	PCT	Published				Natera
METHODS AND COMPOSITIO NS FOR DETERMININ G PLOIDY	WO2016/183106	PCT/US2016/0 31686	5/10/2016	PCT	Pending				Natera

14

SYSTEMS AND METHODS FOR DETERMININ G ANEUPLOID Y RISK USING SAMPLE FETAL FRACTION	2016- 0371428 A1	15/186,774	6/20/2016	US	Published	Natera
COMPOSITIO NS AND METHODS FOR DETECTION OF NUCLEIC ACID MUTATIONS		62/357,847	7/1/2016	US	Pending	Natera
[*]		[*]	[*]	[*]	[*]	[*]
METHODS FOR LUNG CANCER DETECTION		PCT/US2017/028013	4/17/2017	PCT	Pending	Natera/ UCLBusine ss,PLC
[*]		[*]	[*]	[*]	[*]	[*]
METHODS FOR CHARACTER IZING COPY NUMBER VARIATION USING PROXIMITY- LITIGATION SEQUENCIN G		62/404,176	10/4/2016	US	Pending	Natera
[*]		[*]	[*]	[*]	[*]	[*]

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

15

EXHIBIT B
to Security Agreement

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of August 8, 2017 (this “Agreement”) , is made by NATERA, INC., a Delaware corporation (the “Grantor”) in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership, for itself and as agent for the other parties to which the Grantors may owe any Obligations (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H  :

WHEREAS, pursuant to a Credit Agreement, dated as of August 8, 2017 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, in connection with the Credit Agreement, the Grantor and its Affiliates have executed and delivered a Pledge and Security Agreement in favor of the Lender, dated as of August 8, 2017 (as amended, supplemented, or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, pursuant to the Credit Agreement and pursuant to clause (c) of Section 4.5 of the Security Agreement, the Grantor is required to execute and deliver this Agreement and to grant to the Lender a continuing security interest in all of the Grantor’s right, title and interest in and to all of the Trademark Collateral (as defined below) to secure all of the Obligations; and

WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of the Lender, as follows:

SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided (or incorporated by reference) in the Security Agreement.

SECTION 2. Grant of Security Interest. The Grantor hereby grants to the Lender, for its benefit, a continuing security interest in all of the Grantor’s right, title and interest in and to the following property, whether now or hereafter existing, owned or acquired by the Grantor, and wherever located (the “Trademark Collateral”):

(a)         (i) all of the Grantor’s Trademarks now existing or hereafter adopted or acquired including those referred to in Item A of Schedule I, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or filed, including registrations, recordings and applications in the

United States Patent and Trademark Office or in any office or agency of the United States of America, or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing;

(b)      all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a);

(c)         the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a); and

(d)         all Proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark or Trademark registration, or for any injury to the goodwill associated with the use of any such Trademark and all rights corresponding thereto throughout the world;

except that notwithstanding the foregoing, “Trademark Collateral” shall not include any trademark applications filed in the United States Patent and Trademark Office on the basis of the Grantor’s “intent to use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a Lien in such Trademark application prior to such filing would adversely affect the enforceability or validity of such Trademark application.

SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Lender in the Trademark Collateral with the United States Patent and Trademark Office. The security interest granted hereby has been granted in furtherance of, and not in limitation of, the security interest granted to the Lender for its benefit under the Security Agreement. The Security Agreement (and all rights and remedies of the Lender thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4. Release of Liens. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of clause (i)) or (B) all Trademark Collateral (in the case of clause (ii)). Upon any such Disposition or termination, the Lender will, at the Grantor’s sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Lender hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

SECTION 5. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lender with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the

2

terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 6. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7. Effective. This Agreement shall become effective when a counterpart hereof executed by the Grantor, shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the Grantor hereto has caused this Agreement to be duly executed and delivered by Authorized Officer as of the date first above written.

NATERA, INC.

By:/s/MatthewRabinowitz
Name: Matthew Rabinowitz
Title: Chief Executive Officer

Signature Page to Trademark Security Agreement

SCHEDULE I
to Trademark Security Agreement

Item A. Trademarks

Registered Trademarks

Country	Mark	Registration No.	Registration Date
Argentina	NATERA	2793701	Mar-23-2016
Argentina	NATERA	2793702	Mar-23-2016
Argentina	NATERA	2793700	Mar-23-2016
Argentina	PANORAMA	2662678	Jul-11-2014
Australia	NATERA	1494690	Jun-05-2012
Australia	PANORAMA	1555711	May-08-2013
Australia	POWERED BY SNPS	1628725	Jun-17-2014
Brazil	NATERA	840152671	Jun-30-2015
Brazil	PANORAMA	840509707	Feb-02-2016
Brazil	PANORAMA	840509723	Feb-02-2016
Canada	NATERA	TMA904282	May-22-2015
Canada	PANORAMA	TMA936551	May-02-2016
Canada	POWERED BY SNPS	TMA909952	Jul-30-2015
China	NATERA	11022636	Aug-14-2015
China	NATERA	11022635	Jan-07-2014
China	PANORAMA	12552423	Oct-07-2014
China	PANORAMA	12552422	Mar-14-2015
European Community	CONSTELLATION	014052708	Sep-14-2015
European Community	NATERA	10930469	Oct-30-2012
European Community	PANORAMA	011801297	Oct-03-2013
European Community	POWERED BY SNPS	013001037	Nov-07-2014
Hong Kong	PANORAMA	303405014AB	Apr-15-2016
Israel	NATERA	274532	Apr-06-2017
Israel	PANORAMA	255562	Jul-02-2015
Japan	NATERA	5521348	Sep-14-2012
Japan	PANORAMA	5717619	Nov-14-2014
Republic of Korea	NATERA	41-0392401	Mar-27-2017
Republic of Korea	PANORAMA	450051329	Sep-30-2014
Malaysia	NATERA	201505822	May-26-2015
Malaysia	NATERA	2015058021	Jan-20-2017
Malaysia	PANORAMA	2015057528	Apr-08-2016
Malaysia	PANORAMA	2015057530	Apr-15-2016
Mexico	NATERA	1663298	Aug-11-2016
Mexico	NATERA	1582345	Oct-20-2015
Mexico	PANORAMA	1444991	Mar-31-2014
Peru	NATERA	00011277	Aug-07-2015

Peru	PANORAMA	79720	Dec-18-2013
Russian Federation	NATERA	506143	Feb-11-2014
Russian Federation	PANORAMA	518969	Jul-29-2014
Singapore	NATERA	40201508229Q	May-15-2015
Singapore	PANORAMA	40201508236X	May-15-2015
South Africa	PANORAMA	2013/12156	Mar-31-2016
South Africa	PANORAMA	2013/12155	Mar-31-2016
Switzerland	NATERA	678959	Oct-09-2015
Switzerland	PANORAMA	675238	Jul-07-2015
United States of America	ANORA	4782949	Jul-28-2015
United States of America	NATERA	4203883	Sep-04-2012
United States of America	PANORAMA	4846375	Nov-03-2015
United States of America	PANORAMA	4795748	Aug-18-2015
United States of America	POWERED BY SNPS	4683645	Feb-10-2015
United States of America	PRENATUS	4377165	Jul-30-2013
United States of America	SPECTRUM	4804768	Sep-01-2015

Pending Trademark Applications

Country	Trademark	Application No.	Application Date
Brazil	NATERA	840152647	Jun-05-2012
Canada	EVERCORD	1826662	Mar-10-2017
Hong Kong	NATERA	303405023	May-12-2015
India	NATERA	2343007	Jun-05-2012
India	PANORAMA	2527919	May-09-2013
South Africa	NATERA	2015/12170	May-12-2015
South Africa	NATERA	2015/12169	May-12-2015
Thailand	NATERA	991350	Jun-23-2015
Thailand	NATERA	991349	Jun-23-2015
Thailand	PANORAMA	991352	Jun-23-2015
Thailand	PANORAMA	991351	Jun-23-2015
United States of America	CONSTELLATION	86/634580	May-19-2015
United States of America	EVERCORD	87/193621	Oct-05-2016
United States of America	NATERA	87/472240	Jun-01-2017

2

EXHIBIT C
to Security Agreement

COPYRIGHT SECURITY AGREEMENT

Not Applicable.

ANNEX I
to Security Agreement

SUPPLEMENT TO
PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of                         ___, _____ (this “Supplement”), is to the Pledge and Security Agreement, dated as of August 8, 2017 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement) from time to time party thereto, in favor of ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware Limited Partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

W I T N E S S E T H  :

WHEREAS, pursuant to a Credit Agreement, dated as of August 8, 2017 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and between Natera, Inc., a Delaware corporation (the “Borrower”) and the Lender, the Lender has extended a Commitment to make the Loans to the Borrower;

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, each of the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, each of the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lender to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of the Lender, as follows.

SECTION 1. Party to Security Agreement, etc. In accordance with the terms of the Security Agreement, by its signature below, each of the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” and/or “Grantors” in the Security Agreement shall be deemed to include each of the undersigned. Each of the undersigned Grantors hereby authorizes the Lender to file financing statements describing as the collateral covered thereby “all of the debtor’s personal property or assets, whether now owned or hereafter acquired” or words to that effect, notwithstanding that such wording may be broader in scope than the Collateral described in the Security Agreement.

SECTION 2. Schedules. Each of the undersigned Grantors hereby authorizes the Lender to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Security Agreement.

SECTION 3. Representations. Each of the undersigned Grantors hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 5. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 6. Governing Law, Entire Agreement, etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7. Effective. This Supplement shall become effective when a counterpart hereof executed by the Grantor shall have been received by the Lender. Delivery of an executed counterpart of a signature page to this Agreement by email (e.g. “pdf” or “tiff”) or telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

[NAME OF ADDITIONAL SUBSIDIARY]

By:
Name:
Title:

Signature Page to Security Agreement Supplement

[COPY SCHEDULES FROM SECURITY AGREEMENT]

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE I
to Pledge and Security Agreement

Interest:
Natera, Inc.	[*] common stock issued and outstanding of Natera International, Inc.
Natera, Inc.	[*] common stock issued and outstanding of NSTX, Inc.

SCHEDULE II
to Pledge and Security Agreement

Item A. Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:	Address:
Natera, Inc.	Delaware	201 Industrial Road, Suite 410 San Carlos, CA 94070
Natera International, Inc.	Delaware	201 Industrial Road, Suite 410 San Carlos, CA 94070
NSTX, Inc.	Delaware	13011 McCallen Pass, Build. A, Suite 100 Austin, TX 78753

Item B. [Reserved]

Item C. Trade names.

Name of Grantor:	Trade Names:
Natera, Inc.	Natera
Natera International, Inc.	Natera, Natera International
NSTX, Inc.	NSTX

Item D. Merger or other corporate reorganization.

None.

Item E. Grantor's federal taxpayer ID numbers.

Name of Grantor:	Taxpayer ID numbers:
Natera, Inc.	[*]

*CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Natera International, Inc. NSTX, Inc.	[*] [*]

Item F. Government Contracts.

[See Attached]

*CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Item G. Deposit Accounts, Securities Accounts and Commodities Accounts.

Name of Grantor:	Description of Deposit Accounts, Securities Accounts and Commodities Accounts:
[*]	[*]
[*]	[*]
[*]	[*]

Item H. Letter of Credit Rights.

None.

Item I. Commercial Tort Claims.

None.

Item J. Pledged Notes.

Name of Grantor:	Description of Pledged Notes:
Natera, Inc	None.
Natera International, Inc.	None.
NSTX, Inc.	None.

*CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE III
to Pledge and Security Agreement

Item A. Patents

Title	Publication No.	Application No.	Filing Date	Country	Status	Patent No	Issue Date	Expiration Date	Owner
SYSTEM AND METHOD FOR IMPROVING CLINICAL DECISIONS BY AGGREGATING, VALIDATING AND ANALYSING GENETIC AND PHENOTYPIC DATA	US-2006-0052945- A1	11/004,274	12/3/2004	US	Issued	8024128	9/20/2011	Dec. 3, 2024	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2006318425	11/22/2006	Australia	Issued	2006318425	8/15/2013	11/22/2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2013202555	11/22/2006	Australia	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2,632,230	11/22/2006	Canada	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS	101346724	200680049316.3	11/22/2006	China	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMSOME COPY NUMBER	101790731	200880016123.7	3/17/2008	China	Issued	ZL200880016123.7	11/6/2013	3/17/2028	Natera

SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS	1960929	06838311.6	11/22/2006	EP	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		11175867.8	11/22/2006	EP	Issued	2437191	4/26/2017	11/22/2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS	3012760	15199388.8	11/22/2006	EP	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING GENETIC, PHENTOYPIC AND CLINICAL DATA TO MAKE PREDICTIONS	HK1125195	09102141.5	3/5/2009	Hong Kong	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		16112262.8	10/25/2016	Hong Kong	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS		2008-542450	11/22/2006	Japan	Issued	6121642	4/7/2017	11/22/2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND USING DATA TO MAKE PREDICTIONS	JP2016-184429A	2016-117074	11/22/2006	Japan	Published				Natera

METHOD FOR DETERMINING THE NUMBER OF COPIES OF A CHROMOSOME IN THE GENOME OF A TARGET INDIVIDUAL USING GENETIC DATA FROM GENETICALLY RELATED	US20070184467A1	11/603,406	11/22/2006	US	Issued	8532930	9/10/2013	Nov. 22, 2026	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMOSOME COPY NUMBER	US20080243398A1	12/076,348	3/17/2008	US	Issued	8515679	8/20/2013	Mar. 17, 2028	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	US 2013-0253369 A1	13/793,133	3/11/2013	US	Issued	9424392	8/23/2016	Mar. 11, 2033	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	US 2013-0252824 A1	13/793,186	3/11/2013	US	Issued	8682592	3/25/2014	Mar. 11, 2033	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMOSOME COPY NUMBER	US 2014-0032128 A1	13/949,212	7/23/2013	US	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	US 2014-0087385 A1	14/092,457	11/27/2013	US	Issued	9430611	8/30/2016	Nov. 27, 2033	Natera

SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	US-2016-0298188- A1	15/187,555	6/20/2016	US	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	2016-0369345 A1	15/191,197	6/23/2016	US	Published				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA FROM TARGET INDIVIDUALS USING GENETIC DATA FROM GENETICALLY RELATED INDIVIDUALS	2017-0029893-A1	15/293,257	10/13/2016	US	Issued	9695477	7/4/2017	10/13/2036	Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMOSOME COPY NUMBER		15/413,200	1/23/2017	US	Pending				Natera
SYSTEM AND METHOD FOR CLEANING NOISY GENETIC DATA AND DETERMINING CHROMOSOME COPY NUMBER	US-2017-0166971- A1	15/446,778	3/1/2017	US	Published				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING		2016200643	2/2/2016	Australia	Pending				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING		2,731,991	8/4/2009	Canada	Pending				Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	CN 102171565A	200980139431.3	8/4/2009	China	Issued	ZL200980139431.3	4/29/2015	8/4/2029	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	CN 104732118 A	CN201510180799.1	8/4/2009	China	Pending				Natera

METHODS FOR ALLELE CALLING AND PLOIDY CALLING		09805452.1	8/4/2009	EP	Issued	2321642	1/11/2017	8/4/2029	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	HK1159248	11113782.2	12/21/2011	Hong Kong	Issued	HK1159248	1/15/2016	12/21/2031	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	US 2013-0225422 A1	13/846,111	3/18/2013	US	Issued	9639657	5/2/2017	Mar. 18, 2033	Natera
METHODS FOR ALLELE CALLING AND PLOIDY CALLING	2016-0371432 A1	15/257,836	9/6/2016	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2011255641	5/18/2011	Australia	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2015252046	5/18/2011	Australia	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2011358564	11/18/2011	Australia	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING		2011348100	12/22/2011	Australia	Issued	2011348100	12/8/2016	12/22/2031	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS		2012385961	11/21/2012	Australia	Issued	2012385961	7/13/2017	11/21/2032	Natera
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
[*]		[*]	[*]	[*]	[*]				[*]
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2,774,252	9/30/2010	Canada	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2,798,758	5/18/2011	Canada	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2,824,387	11/18/2011	Canada	Pending				Natera

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING		2,821,906	12/22/2011	Canada	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS		2,877,493	11/21/2012	Canada	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	102597266	201080048121.3	9/30/2010	China	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		201180069972.0	11/18/2011	China	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING	CN 103608466	201180068305.0	12/22/2011	China	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	CN104685064	201280075224.8	11/21/2012	China	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		10821214.3	9/30/2010	EP	Allowed				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2854056	14198110.0	9/30/2010	EP	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2572003	11784180.9	5/18/2011	EP	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2854057	14198470.8	5/18/2011	EP	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2673729	11858061.2	11/18/2011	EP	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	EP2902500	14195468.5	11/18/2011	EP	Issued	2902500	1/11/2017	11/18/2031	Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING	EP2656263 (A2)	11851621.0	12/22/2011	EP	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	2847347	12881774.9	11/21/2012	EP	Issued	2847347	3/22/2017	11/21/2032	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	EP3187597A1	17150875.7	1/10/2017	EP	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	HK1173193	13100216.3	1/7/2013	Hong Kong	Published				Natera

METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1193173	14105490.8	11/18/2011	Hong Kong	Published	Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING	HK1195104	14108417.2	12/22/2011	Hong Kong	Pending	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS		15109182.2	9/16/2015	Hong Kong	Published	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1208939A	15109615.9	9/30/2015	Hong Kong	Published	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1208940A	15109616.8	9/30/2015	Hong Kong	Published	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1208941A	15109617.7	9/30/2015	Hong Kong	Published	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	1211058	15111834.0	12/2/2015	Hong Kong	Published	Natera
METHODS AND COMPOSITIONS FOR REDUCING GENETIC LIBRARY CONTAMINATION	1212401A	15112589.5	12/22/2015	Hong Kong	Published	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	1213600A	16101401.3	2/5/2016	Hong Kong	Published	Natera
[*]		[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		6584/DELNP/2013	11/18/2011	India	Pending	Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING	6496/DELNP/2013 A	6496/DELNP/2013	12/22/2011	India	Published	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	18/DELNP/2015	18/DELNP/2015	11/21/2012	India	Published	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		2013-553423	11/18/2011	Japan	Allowed	Natera

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING		2013-546434	12/22/2011	Japan	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	2015-526073	2015-524243	11/21/2012	Japan	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	KR20150038216 (A)	10-2015-7004509	11/21/2012	Korea	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	WO 2012/108920	2013141237	11/18/2011	Russia	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PATERNITY TESTING		2013133413	12/22/2011	Russia	Issued	2620959	5/30/2017	12/22/2031	Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS	WO 2014/018080	2014152883	11/21/2012	Russia	Published				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS		11201408813V	11/21/2012	Singapore	Issued	11201408813V	5/25/2017	11/21/2032	Natera
Methods for Non-Invasive Prenatal Ploidy Calling	US 2011-0288780 A1	13/110,685	5/18/2011	US	Issued	8825412	9/2/2014	5/18/2031	Natera
Methods for Non-Invasive Prenatal Ploidy Calling	US 2012-0270212 A1	13/300,235	11/18/2011	US	Pending				Natera
Methods for Non-Invasive Prenatal Paternity Testing	US 2012-0122701 A1	13/335,043	12/22/2011	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US 2013-0178373 A1	13/791,397	3/8/2013	US	Issued	9163282	10/20/2015	Mar. 8, 2033	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US 2014-0154682 A1	14/080,656	11/14/2013	US	Issued	9228234	1/5/2016	Nov. 14, 2033	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US 2014-0100134 A1	14/100,928	12/9/2013	US	Issued	8949036	2/3/2015	Dec. 9, 2033	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		14/179,399	2/12/2014	US	Pending				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US-2014-0336060- A1	14/446,232	7/29/2014	US	Issued	9334541	5/10/2016	Jul. 29, 2034	Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US-2015-0051087- A1	14/532,666	11/4/2014	US	Published				Natera

Methods for Non-Invasive Prenatal Ploidy Calling	US-2016-0024564- A1	14/866,223	9/25/2015	US	Published				Natera
Highly Multiplex PCR Methods and Compositions	US-2017-0051355- A1	14/877,925	10/7/2015	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US 2016-0171152 A1	14/983,128	12/29/2015	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US-2016-0357904- A1	15/243,915	8/22/2016	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2016-0369346 A1	15/252,795	8/31/2016	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	US-2017-0011166- A1	15/273,332	9/22/2016	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING	2017-0076038-A1	15/343,003	11/3/2016	US	Published				Natera
METHODS FOR NON-INVASIVE PRENATAL PLOIDY CALLING		15/586,013	5/3/2017	US	Pending				Natera
HIGHLY MULTIPLEX PCR METHODS AND COMPOSITIONS		2015/00302	11/21/2012	South Africa	Allowed				Natera
Method for Non-Invasive Prenatal Testing Using Parental Mosaicism Data		15/433,950	2/15/2017	US	Pending				Natera
METHODS OF USING LOW FETAL FRACTION DETECTION	WO 2015/026967	PCT/US2014/051926	8/20/2014	PCT	Published				Natera
CELL FREE DNA DIAGNOSTIC TESTING STANDARDS	US 2015-0147815 A1	14/498,629	9/26/2014	US	Issued	9499870	11/22/2016	Sept. 26, 2034	Natera
CELL FREE DNA DIAGNOSTIC TESTING STANDARDS	US-2016-0244838- A1	14/996,097	1/14/2016	US	Published				Natera
[*]		[*]	[*]	[*]	[*]				[*]

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS		2015249846	10/21/2016	Australia	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS		2,945,962	4/21/2015	Canada	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	CN 106460070	201580033190.x	12/20/2016	China	Published				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	3134541	15718754.3	10/20/2016	EP	Pending				Natera
[*]		[*]	[*]	[*]	[*]				[*]
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS		201617038186	11/8/2016	India	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS		2016-563812	4/21/2015	Japan	Pending				Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	WO 2015/164432	2016141308	10/20/2016	Russia	Published				Natera
METHODS FOR SIMULTANEOUS AMPLIFICATION OF TARGET LOCI	US-2015-0322507- A1	14/538,982	11/24/2014	US	Issued	9677118	6/13/2017	Nov. 24, 2034	Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	US-2017-0107576- A1	14/692,703	4/21/2015	US	Published				Natera
DETECTING CANCER MUTATIONS AND ANEUPLOIDY IN CHROMOSOMAL SEGMENTS	US-2016-0333416- A1	14/882,763	10/14/2015	US	Published				Natera
METHODS FOR SIMULTANEOUS AMPLIFICATION OF TARGET LOCI	2016-0369333 A1	14/918,544	10/20/2015	US	Published				Natera

* CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

METHODS FOR SIMULTANEOUS AMPLIFICATION OF TARGET LOCI	US-2017-0145474- A1	15/336,630	10/27/2016	US	Published	Natera
DETECTING MUTATIONS AND PLOIDY IN CHROMOSOMAL SEGMENTS	WO 2015/164432	PCT/US2015/026957	4/21/2015	PCT	Published	Natera
METHODS AND COMPOSITIONS FOR DETERMINING PLOIDY	WO 2016/183106	PCT/US2016/031686	5/10/2016	PCT	Pending	Natera
SYSTEMS AND METHODS FOR DETERMINING ANEUPLOIDY RISK USING SAMPLE FETAL FRACTION	2016-0371428 A1	15/186,774	6/20/2016	US	Published	Natera
COMPOSITIONS AND METHODS FOR DETECTION OF NUCLEIC ACID MUTATIONS		62/357,847	7/1/2016	US	Pending	Natera
[*]		[*]	[*]	[*]	[*]	[*]
METHODS FOR LUNG CANCER DETECTION		PCT/US2017/028013	4/17/2017	PCT	Pending	Natera / UCL Business, PLC
[*]		[*]	[*]	[*]	[*]	[*]
METHODS FOR CHARACTERIZING COPY NUMBER VARIATION USING PROXIMITY-LITIGATION SEQUENCING		62/404,176	10/4/2016	US	Pending	Natera
[*]		[*]	[*]	[*]	[*]	[*]

Item B. Patent Licenses

None.

*CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

SCHEDULE IV
to Pledge and Security Agreement

Item A. Trademarks

Registered Trademarks

Country	Mark	Registration No.	Registration Date
Argentina	NATERA	2793701	Mar-23-2016
Argentina	NATERA	2793702	Mar-23-2016
Argentina	NATERA	2793700	Mar-23-2016
Argentina	PANORAMA	2662678	Jul-11-2014
Australia	NATERA	1494690	Jun-05-2012
Australia	PANORAMA	1555711	May-08-2013
Australia	POWERED BY SNPS	1628725	Jun-17-2014
Brazil	NATERA	840152671	Jun-30-2015
Brazil	PANORAMA	840509707	Feb-02-2016
Brazil	PANORAMA	840509723	Feb-02-2016
Canada	NATERA	TMA904282	May-22-2015
Canada	PANORAMA	TMA936551	May-02-2016
Canada	POWERED BY SNPS	TMA909952	Jul-30-2015
China	NATERA	11022636	Aug-14-2015
China	NATERA	11022635	Jan-07-2014
China	PANORAMA	12552423	Oct-07-2014
China	PANORAMA	12552422	Mar-14-2015
European Community	CONSTELLATION	014052708	Sep-14-2015
European Community	NATERA	10930469	Oct-30-2012
European Community	PANORAMA	011801297	Oct-03-2013
European Community	POWERED BY SNPS	013001037	Nov-07-2014
Hong Kong	PANORAMA	303405014AB	Apr-15-2016
Israel	NATERA	274532	Apr-06-2017
Israel	PANORAMA	255562	Jul-02-2015

Japan	NATERA	5521348	Sep-14-2012
Japan	PANORAMA	5717619	Nov-14-2014
Republic of Korea	NATERA	41-0392401	Mar-27-2017
Republic of Korea	PANORAMA	450051329	Sep-30-2014
Malaysia	NATERA	201505822	May-26-2015
Malaysia	NATERA	2015058021	Jan-20-2017
Malaysia	PANORAMA	2015057528	Apr-08-2016
Malaysia	PANORAMA	2015057530	Apr-15-2016
Mexico	NATERA	1663298	Aug-11-2016
Mexico	NATERA	1582345	Oct-20-2015
Mexico	PANORAMA	1444991	Mar-31-2014
Peru	NATERA	00011277	Aug-07-2015
Peru	PANORAMA	79720	Dec-18-2013
Russian Federation	NATERA	506143	Feb-11-2014
Russian Federation	PANORAMA	518969	Jul-29-2014
Singapore	NATERA	40201508229Q	May-15-2015
Singapore	PANORAMA	40201508236X	May-15-2015
South Africa	PANORAMA	2013/12156	Mar-31-2016
South Africa	PANORAMA	2013/12155	Mar-31-2016
Switzerland	NATERA	678959	Oct-09-2015
Switzerland	PANORAMA	675238	Jul-07-2015
United States of America	ANORA	4782949	Jul-28-2015
United States of America	NATERA	4203883	Sep-04-2012
United States of America	PANORAMA	4846375	Nov-03-2015
United States of America	PANORAMA	4795748	Aug-18-2015
United States of America	POWERED BY SNPS	4683645	Feb-10-2015
United States of America	PRENATUS	4377165	Jul-30-2013
United States of America	SPECTRUM	4804768	Sep-01-2015

Pending Trademark Applications

Country	Trademark	Application No.	Application Date
Brazil	NATERA	840152647	Jun-05-2012
Canada	EVERCORD	1826662	Mar-10-2017
Hong Kong	NATERA	303405023	May-12-2015
India	NATERA	2343007	Jun-05-2012
India	PANORAMA	2527919	May-09-2013
South Africa	NATERA	2015/12170	May-12-2015
South Africa	NATERA	2015/12169	May-12-2015
Thailand	NATERA	991350	Jun-23-2015
Thailand	NATERA	991349	Jun-23-2015
Thailand	PANORAMA	991352	Jun-23-2015
Thailand	PANORAMA	991351	Jun-23-2015
United States of America	CONSTELLATION	86/634580	May-19-2015
United States of America	EVERCORD	87/193621	Oct-05-2016
United States of America	NATERA	87/472240	Jun-01-2017

Item B. Trademark Licenses

None.

SCHEDULE V
to Pledge and Security Agreement

Item A. Copyrights/Mask Works

None.

Item B. Copyright/Mask Work Licenses

None.